TABLE OF CONTENTS

To Our Shareholders........................................................   1
Market Overview............................................................   2
Managers' Discussion and Analysis..........................................   4

Institutional Money Market Fund

   Statement of Assets and Liabilities.....................................   5
   Statement of Operations.................................................   5
   Statements of Changes in Net Assets.....................................   6
   Financial Highlights....................................................   7
   Notes to the Financial Statements.......................................   8
   Independent Auditors' Report............................................  11

Money Market Master Portfolio

   Schedule of Investments.................................................  12
   Statement of Assets and Liabilities.....................................  14
   Statement of Operations.................................................  14
   Statements of Changes in Net Assets.....................................  14
   Notes to the Financial Statements.......................................  15
   Independent Auditors' Report............................................  17

To Our Shareholders

     The 2000 fiscal year was one of historic events and market extremes. Highlights from the year include:

     . On February 1, the economic boom became the longest in history, with 107 months of expansion.

     . The Federal Reserve Board raised short-term interest rates three times during the first half of the year.

     . After climbing to a record high on March 10th, the Nasdaq posted a decline of 39.18% for the year, its worst annual performance since its inception in 1971.

     . The S&P 500 Index broke its five-year winning streak by losing 9.10% for the year, its worst performance since 1977.

     . The price for a barrel of crude oil climbed to more than $38 in October, the highest level since the Gulf War in 1990.

     . The European currency sank to a low of $0.83 against the US Dollar in October, the lowest it has been since its inception in January 1999.

     . For the first time in modern history, the US presidential election failed to produce a clear winner for more than a month.

     As we look back on a year in which the Nasdaq and the S&P 500 Index reached record-highs and then posted substantial losses, we urge investors to maintain a long-term perspective when making investment decisions. While one fund's recent performance may be better than another's, it is important to remember that past performance is no guarantee of future returns. Even as market conditions change, you should maintain your investment strategy as long as it remains appropriate for your short- or long-term objectives. One trait many successful investors share is the ability to stay focused on their personal financial goals while ignoring temporary market swings.

     The Barclays Global Investors Funds offer a simple, cost-effective way for you to invest in your future. We trust that the Funds are fulfilling your expectations and will continue to do so. We appreciate your confidence and look forward to continuing to help you meet your investment goals.

Barclays Global Investors Family of Funds                          February 2001

Barclays Global Investors Funds Market Overview
12-Month Period Ended December 31, 2000

US Equity Markets

     US equity markets faced a year of turmoil and extremes in 2000. The Federal Reserve Board (the "Fed") raised rates three times in the first half of the year, the Nasdaq reached a historic high before logging its worst year's performance since its inception in 1971, and the price of oil reached post-Gulf War highs. By year end, many investors had shifted some of their investments from "new economy" growth stocks to value-oriented "old economy" companies.

     As 2000 opened, higher-than-expected fourth quarter GDP figures renewed inflation fears, contributing to the Dow Jones Industrial Average's worst monthly performance since January 1990. Amid further strong economic signs, the Fed raised rates twice during the quarter, in February and March, and the markets rallied after each hike. After a roller coaster ride of ups and downs, markets finished the first quarter in positive territory. However, a shift had begun that would continue throughout the year: the "new economy" technology stock craze had begun to wane, and many investors started to favor the relative safe haven that "old economy" stocks offered.

     The second quarter saw even greater market volatility. On April 3rd, a U.S. District Court judge ruled that Microsoft had "maintained its monopoly power by anticompetitive means and attempted to monopolize the Web browser market, both in violation of Section 2 of the Sherman Antitrust Act". The stock fell nearly 15% for the day and triggered a sell-off among technology stocks. The sell-off spread to other sectors in mid-April, when economic figures revealed the strongest economic growth in more than five years. Many investors sought shelter in "old economy" stocks, and the Nasdaq suffered while sectors such as financial and utilities performed well. A widely anticipated increase in interest rates by the Fed on May 16th spurred further market declines: by May 23rd, the Nasdaq had fallen 37.32% from its historic high on March 10th. In June, economic reports pointed toward a slowing economy, and the markets enjoyed a brief reprieve as inflation concerns abated.

     In the second half, however, investors found two new concerns: as oil prices reached historic highs and the European currency sank to new lows, many investors became anxious about the sustainability of corporate earnings levels, particularly for companies with exposure to European markets. Both developments prompted intervention: in September, the Clinton Administration authorized the release of strategic oil reserves in an effort to stabilize the escalating price of oil. On the very same day, central banks around the world purchased euros in a coordinated effort to prop up the currency.

     By the fourth quarter, the technology market suffered as many industry leaders announced that they would not meet earnings expectations. The technology-heavy Nasdaq lost 22.90% in November alone. The delayed results of the presidential election contributed an additional dose of uncertainty to an already confused market. Finally, December brought economic news suggesting that the economy's growth rate had slowed from 5% in the first half of the year to less than 2.5% in the second half, and the markets rallied. However, sluggish holiday sales figures released in late December drove equities down further. The S&P 500 closed the year down 9.10%, and the Nasdaq lost 39.18%.

US Fixed-Income Markets

     On the heels of its worst annual performance in 20 years, the bond market staged an impressive comeback for 2000, finishing the year as the top-performing asset class. As with the equity markets, the year was marked with historic events. In an unusual move, the US Treasury bought back 30-year treasury bonds, and curtailed the further sale of treasuries. The combination of lower yields on long-term bonds and further increases in short-term rates created an inverted yield curve (when yields on long-term bonds yield less than yields on intermediate term bonds), a phenomenon that has not existed since 1990.

     Indications of a rapidly growing economy continued in the first quarter of 2000. In addition to a high annualized GDP growth rate for the fourth quarter of 1999, unemployment figures came in at 4%, the lowest levels in 30 years. In an effort to curb inflation potential, the Federal Reserve Board raised rates twice during the first quarter, in February and March. The bond markets responded to both moves by rallying. After the March 21st rate increase, the 30-year Treasury yield dipped below 6%. The Treasury's announcement of its treasury bond buyback drove long-term yields down sharply, and bonds returned 8.06% in the first quarter as measured by the Long Treasury Index.

     In the second quarter, however, strong economic indicators resurfaced, contributing to the bond market's stumble. On May 16th, the Fed raised the federal funds rate by 0.50%. This increase was the sixth in a year, bringing the federal funds rate to 6.5% and the discount rate to 6.0%. When June brought more signs of a slowing economy, the bond markets resumed their climb upward.

     Early in the second half of the year, evidence mounted that the Fed's rate hikes were achieving the Fed's desired "soft landing". Specifically, an increase in jobless claims, a record drop in durable goods orders, and low Consumer Price Index growth figures for July relieved inflation concerns. Moderating growth led to lower interest rates, with the greatest declines reflected in the yields of intermediate-term securities. By the fourth quarter, yields on intermediate bonds had dropped enough to restore the yield curve from the inversion it had experienced in the first half. The prospects of a slowing economy that caused volatility in the equity markets buoyed bond markets through the remainder of the year. At year-end, bond markets returned their best returns in years, with the Lehman 20+Year Treasury Index posting a gain of 21.50% for the year.

INSTITUTIONAL MONEY MARKET FUND

PERFORMANCE AS OF 12/31/00                                    Seven-Day Yield
--------------------------------------------------------------------------------
                                                 Distributor Shares        6.67%
                                                Institutional Shares       6.74%

The seven-day yield is an annualized yield for the seven-day period ended December 31, 2000. "Annualized yield" refers to the interest you would earn if you held a share of the Institutional Money Market Fund for one year; the yield is prorated if you hold a share of the Fund for a shorter period of time. The yield reflects fluctuations in interest rates on the Fund's investments and expenses for the Fund's administrations and management.

     The Institutional Money Market Fund invests in high quality, short-term government and corporate debt. The year 2000 was marked with unusual market conditions which allowed the Institutional Money Market Fund a number of opportunities to benefit. For the year, the Fund's benchmark, the Money Fund Report All-Taxable Average, yielded 5.86%.

     During the first half of the year, the US economy showed continued signs of strong growth. In response, the Federal Reserve Board (the "Fed") raised rates three times, an increase that totaled 100 basis points. During this time, the Fund invested a significant portion in one- and three-month paper. However, as a hedge against a slowing economy, a small portion of the Fund was invested in one-year securities.

     Prior to the May Federal Open Market Committee meeting, fears of aggressive tightening by the Fed led to a steepening of the yield curve that exceeded our expectations of Fed actions. In response to these unusual market conditions, the Fund took the opportunity to purchase additional one-year securities at a significantly inflated yield. Following the May rate hike, the Fund seized another opportunity, extended heavily in the three- and six-month sector as the higher yields on short-term debt reflected the possibility of two further rate increases in the second half of 2000. The Fund benefited from these moves, outperforming many of its peers.

     Strong economic signs continued into the second half of the year. Amid rising oil prices and a tight labor market, the Fed retained its "inflation risk" bias. Accordingly, the Institutional Money Market Fund purchased securities that would compensate for a potential rate increase and mature within three months. The market's perception about potential risk to the US economy shifted as the sustainability of the economic growth cycle appeared less likely, and a portion of the Fund was then extended into the six-month sector.

     Year-end financing uncertainties then led to higher yields on assets purchased to mature in the first quarter of 2001. The Fund benefited from this opportunity by purchasing securities with this "year-end premium" early in the fourth quarter cycle. This not only helped to extend the premium over the entire quarter, but also proved advantageous when the curve began inverting. After a series of weak retail sales, productivity, manufacturing, and consumer confidence reports, coupled with low core inflation, the Federal Reserve Board moved from its previous bias toward "inflation" to a basis toward "recession". The year ended with a 6.5% federal funds rate, a 6.0% discount rate, and a projected 2.2% fourth quarter growth rate.

     Moving into the new millennium, we continue to monitor economic conditions, the political landscape, and corporate credit quality. As a hedge against near-term recession (e.g., a "hard landing"), we will continue to seek lengthening opportunities while providing adequate liquidity and minimal credit risk.

The Institutional Money Market Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio.

INSTITUTIONAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

-------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in Money Market Master Portfolio, at market value (Note 1)                                  $ 16,044,012
                                                                                                       ------------
Total Assets                                                                                             16,044,012
                                                                                                       ------------
LIABILITIES

Payables:
   Due to BGI and Stephens (Note 2)                                                                           3,937
                                                                                                       ------------
Total Liabilities                                                                                             3,937
                                                                                                       ------------
NET ASSETS                                                                                             $ 16,040,075
                                                                                                       ============

Net assets consist of:

   Paid-in capital                                                                                     $ 16,040,075
                                                                                                       ------------
NET ASSETS                                                                                             $ 16,040,075
                                                                                                       ============
Distributor Shares

   Net Assets                                                                                          $      5,386
                                                                                                       ============
   Shares outstanding                                                                                         5,386
                                                                                                       ============
   Net asset value and offering price per share                                                        $       1.00
                                                                                                       ============

Institutional Shares

   Net Assets                                                                                          $ 16,034,689
                                                                                                       ============
   Shares outstanding                                                                                    16,034,689
                                                                                                       ============
   Net asset value and offering price per share                                                        $       1.00
                                                                                                       ============
-------------------------------------------------------------------------------------------------------------------




STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000


-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO
   Interest                                                                                             $ 1,325,192
   Expenses                                                                                                 (19,617)
                                                                                                        -----------
Net investment income allocated from Master Portfolio                                                     1,305,575
                                                                                                        -----------
FUND EXPENSES (Note 2)
   Administration fees                                                                                        3,933
   Distribution Fees - Distributor Shares                                                                         4
                                                                                                        -----------
Total fund expenses                                                                                           3,937
                                                                                                        -----------
Net investment income                                                                                     1,301,638
                                                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $ 1,301,638
                                                                                                        ===========
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     For the Year Ended         For the Period Ended
                                                                                     December 31, 2000           December 31, 1999*
                                                                                     -----------------           ------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                                               $      1,301,638                    $   124
                                                                                       ----------------                    -------
Net increase in net assets resulting from operations                                          1,301,638                        124
                                                                                       ----------------                    -------
Distributions to shareholders:
   From net investment income
     Distributor Shares                                                                            (324)                       (62)
     Institutional Shares                                                                    (1,301,314)                       (62)
                                                                                       ----------------                    -------
Total distributions to shareholders                                                          (1,301,638)                      (124)
                                                                                       ----------------                    -------
Capital share transactions:
   Distributor Shares
     Proceeds from shares sold                                                                       --                      5,000
     Reinvestment of dividends                                                                      324                         62
                                                                                       ----------------                    -------
                                                                                                    324                      5,062
                                                                                       ----------------                    -------
Institutional Shares
     Proceeds from shares sold                                                              288,736,277                      5,000
     Reinvestment of dividends                                                                1,301,314                         62
     Cost of shares redeemed                                                               (274,007,964)                        --
                                                                                       ----------------                    -------
                                                                                             16,029,627                      5,062
                                                                                       ----------------                    -------
   Net increase in net assets resulting from capital share transactions                      16,029,951                     10,124
                                                                                       ----------------                    -------
Increase in net assets                                                                       16,029,951                     10,124

NET ASSETS:
Beginning of period                                                                              10,124                         --
                                                                                       ----------------                    -------
End of period                                                                          $     16,040,075                    $10,124
                                                                                       ================                    =======
SHARES ISSUED AND REDEEMED:
Distributor Shares
   Shares sold                                                                                       --                      5,000
   Shares issued in reinvestment of dividends                                                       324                         62
                                                                                       ----------------                    -------
   Net increase in shares outstanding                                                               324                      5,062
                                                                                       ================                    =======
Institutional Shares
   Shares sold                                                                              288,736,277                      5,000
   Shares issued in reinvestment of dividends                                                 1,301,314                         62
   Shares redeemed                                                                         (274,007,964)                        --
                                                                                       ----------------                    -------
Net increase in shares outstanding                                                           16,029,627                      5,062
                                                                                       ================                    =======

* For the period from August 1, 1999 (commencement of operations) to December 31, 1999.

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Distributor Shares                 Institutional Shares
                                                              ---------------------------------     --------------------------------
                                                                 Year Ended        Period Ended        Year Ended       Period Ended
                                                              Dec. 31, 2000      Dec. 31, 1999*     Dec. 31, 2000     Dec. 31, 1999*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $1.00               $1.00         $    1.00           $1.00
                                                                      -----               -----         ---------           -----
Income from investment operations:
   Net investment income                                               0.06                0.02              0.06            0.02
                                                                      -----               -----         ---------           -----
Total from investment operations                                       0.06                0.02              0.06            0.02
                                                                      -----               -----         ---------           -----
Less distributions:
   From net investment income                                         (0.06)              (0.02)            (0.06)          (0.02)
                                                                      -----               -----         ---------           -----
Total distributions                                                   (0.06)              (0.02)            (0.06)          (0.02)
                                                                      -----               -----         ---------           -----
Net asset value, end of period                                        $1.00               $1.00         $    1.00           $1.00
                                                                      =====               =====         =========           =====
Total return                                                           6.46%               2.22%**           6.55%           2.26%**
                                                                      =====               =====         =========           =====
Ratios/Supplemental data:
   Net assets, end of period (000s)                                   $   5               $   5         $  16,035           $   5
   Ratio of expenses to average net assets+                            0.22%               0.09%             0.12%           0.07%
   Ratio of net investment income to average net assets+               6.22%               2.95%             6.60%           2.97%
------------------------------------------------------------------------------------------------------------------------------------

 *   Period from August 1, 1999 (commencement of operations) to December 31,
     1999.
 **  Not annualized.
 + Annualized for periods of less than one year. These ratios include expenses charged to the Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS

 1.    Summary of Significant Accounting Policies

     Barclays Global Investors Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Company currently offers the following diversified funds: Asset Allocation, Bond Index, Institutional Money Market, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market and S&P 500 Stock Funds.

     These financial statements relate to the Institutional Money Market Fund (the "Fund").

     The Fund offers two classes of shares, Distributor Shares and Institutional Shares. Shares of each class have identical interests in the Money Market Master Portfolio (the "Master Portfolio") and have the same rights, however, differ principally in their respective distribution fees.

     The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Investment Policy and Security Valuation

     The Fund invests all of its assets in the Master Portfolio. The Master Portfolio has the same investment objective as the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio (3.1% as of December 31, 2000).

     The method by which the Master Portfolio values its securities is discussed in Note 1 of the Master Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     The Fund seeks to maintain a constant net asset value of $1.00 per share for each of the two classes of shares. There is no assurance that the Fund will meet this objective.

     Security Transactions and Income Recognition

     Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class.

     The Fund records daily, its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Master Portfolio.

     The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     Distributions to Shareholders

     Distributions to shareholders from net investment income of the Fund are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed annually, generally in December.

     Federal Income Taxes

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Internal Revenue Code of 1986, as amended, and to distribute annually substantially all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at December 31, 2000.

INSTITUTIONAL MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)

 2.   Agreements and Other Transactions With Affiliates

     Investors Bank & Trust Company ("IBT") serves as the custodian and sub-administrator of the Fund. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as a sub-administrator of the Fund.

     Stephens Inc. ("Stephens") is the Fund's distributor. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay expenses relating to the distribution of its Distributor Shares. Under the plan, Stephens is entitled to receive a fee for these services (expressed as a percentage of the average daily net assets of the Fund's Distributor Shares) of 0.10% from the Fund. This fee is an expense of the Distributor Shares only and is not borne by the Institutional Shares.

     The Company has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Fund, such as managing and coordinating third-party service relationships. This fee is an "all-in" or "semi-unified" fee and BGI and Stephens, in consideration thereof, have agreed to bear all of the Fund's ordinary operating expenses, excluding, generally, advisory fees, distribution fees and costs related to securities transactions. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Under these arrangements, BGI and Stephens are entitled to receive for these administration services a combined fee (expressed as a percentage of average daily net assets) of 0.02% from the Fund.

     Certain officers and directors of the Company are also officers of Stephens. As of December 31, 2000, these officers of Stephens collectively owned less than 1% of the outstanding shares of the Fund.

 3.    Capital Share Transactions

     As of December 31, 2000, there were 21.3 billion shares of $.001 par value capital stock authorized by the Company. Of these shares, the Fund was authorized to issue 7 billion shares of $.001 par value capital stock. Transactions in capital shares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

 4.    Change in Accounting Policy

     In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the way the Fund accounts for premiums on fixed income securities and also require changes to the presentation of the financial statements. These changes are not expected to have any material impact on the net assets of the Fund.

Independent Auditors' Report

To the Shareholders and Board of Directors of Barclays Global Investors Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities of Institutional Money Market Fund, a fund of Barclays Global Investors Funds, Inc. (the Fund), as of December 31, 2000, and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for the year then ended and for the period from August 1, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Money Market Fund as of December 31, 2000, the results of its operations, changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
San Francisco, California
February 9,2001

MONEY MARKET MASTER PORTFOLIO
Schedule of Investments
December 31, 2000

                                                      Face
Security                                             Amount              Value
-------------------------------------------------------------------------------

ASSET BACKED SECURITIES-0.64%
-------------------------------------------------------------------------------
AmeriCredit Corp.
   6.89%, 06/05/01                                 $ 1,524,418      $ 1,524,418
Associates Automobile 2000-1
   "A-1"
   6.85%, 06/15/01                                   1,775,896        1,775,896
-------------------------------------------------------------------------------

TOTAL ASSET BACKED SECURITIES
(Cost: $3,300,314)                                                    3,300,314
-------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT-4.58%
-------------------------------------------------------------------------------
Banque National de Paris
   6.99%, 05/02/01                                   3,500,000        3,499,889
Bayerische Hypo-Und
   Vereinsbank AG
   7.00%, 05/02/01                                   3,500,000        3,499,778
Deutsche Bank AG
   6.66%, 03/08/01                                   5,000,000        4,999,645
   6.70%, 03/14/01                                   6,500,000        6,499,375
Societe Generale
   6.90%, 03/29/01                                   5,000,000        4,999,538
-------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(Cost: $23,498,225)                                                  23,498,225
-------------------------------------------------------------------------------

COMMERCIAL PAPER-54.29%
-------------------------------------------------------------------------------
Alpine Securitization Corp.
   6.62%, 01/19/01                                   5,000,000        4,981,610
Amstel Funding Corp.
   6.34%, 03/23/01                                   1,475,000        1,453,440
   6.51%, 03/29/01                                  10,000,000        9,838,935
   6.61%, 02/08/01                                   5,000,000        4,963,278
   6.65%, 02/07/01                                   5,000,000        4,963,939
British Telecommunications PLC
   6.57%, 02/12/01                                   5,000,000        4,959,850
Corporate Asset Funding Co.
   6.56%, 01/22/01                                   7,000,000        6,970,663
Countrywide Home Loans Inc.
   6.59%, 01/05/01                                  15,000,000       14,983,525
Dorada Finance Inc.
   6.50%, 03/12/01                                  10,000,000        9,870,000
Edison Asset Securitization
   6.60%, 01/22/01                                  10,000,000        9,957,833
Enterprise Funding Corp.
   6.53%, 02/02/01                                   1,025,000        1,018,679
Falcon Asset Securitization Corp.
   6.60%, 01/19/01                                   5,000,000        4,981,667
   6.61%, 01/24/01                                  10,000,000        9,954,097
Forrestal Funding Corp.
   6.53%, 02/27/01                                   3,000,000        2,967,919
   6.53%, 02/23/01                                   5,000,000        4,950,118
   6.54%, 02/26/01                                  10,000,000        9,894,633
General Electric Capital Corp.
   6.56%, 01/29/01                                   5,000,000        4,972,667
General Electric Financial Assurance
   Holding
   6.55%, 01/02/01                                  13,422,000       13,414,674
Intrepid Funding
   6.52%, 03/13/01                                   4,862,000        4,797,719
Invensys PLC
   6.55%, 01/30/01                                   5,000,000        4,971,798
Jupiter Securitization Corp.
   6.59%, 02/12/01                                   5,452,000        5,408,087
   6.63%, 01/18/01                                  10,000,000        9,965,008
   6.66%, 01/22/01                                  10,000,000        9,957,450
K2 USA LLC
   6.50%, 03/07/01                                   5,000,000        4,939,514
Lexington Parker Capital Corp.
   6.52%, 03/01/01                                   5,000,000        4,944,762
Liberty Street Funding Corp.
   6.51%, 02/16/01                                  10,000,000        9,913,200
   6.56%, 01/18/01                                   5,000,000        4,982,689
Moat Funding LLC
   6.53%, 03/27/01                                   5,000,000        4,921,156
   6.55%, 02/27/01                                   3,240,000        3,205,219
   6.55%, 01/29/01                                   5,000,000        4,972,708
   6.56%, 01/25/01                                   5,000,000        4,976,311
Monte Rosa Capital Corp.
   6.50%, 02/06/01                                   5,442,000        5,404,662
Morgan Stanley Dean Witter & Co.
   6.65%, 01/12/01                                  10,000,000        9,975,986
Receivables Capital Corp.
   6.60%, 01/23/01                                   5,000,000        4,978,000
Sigma Finance Inc.
   6.48%, 05/01/01                                   5,000,000        4,890,200
Silver Tower US Funding LLC
   6.53%, 03/27/01                                   2,000,000        1,968,463
   6.54%, 02/07/01                                   3,500,000        3,475,202
   6.56%, 02/27/01                                   7,660,000        7,577,646
Special Purpose Accounts
   Receivable Corp.
   6.52%, 03/06/01                                  10,000,000        9,880,467
Thames Asset Global
   Securitization Inc.
   6.56%, 02/05/01                                  16,416,000       16,305,320
   6.58%, 02/05/01                                   2,637,000        2,619,166
Three Rivers Funding Corp.
   6.63%, 01/17/01                                   8,596,000        8,567,504
-------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $278,695,764)                                                278,695,764
-------------------------------------------------------------------------------

TIME DEPOSITS-3.51%
-------------------------------------------------------------------------------
Societe Generale
   6.63%, 01/02/01                                  18,000,000       18,000,000
-------------------------------------------------------------------------------

TOTAL TIME DEPOSITS
(Cost: 18,000,000)                                                   18,000,000
-------------------------------------------------------------------------------

MONEY MARKET MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

                                        Face
Security                               Amount         Value
----------------------------------------------------------------
VARIABLE & FLOATING RATE NOTES-30.74%
----------------------------------------------------------------
Associates Corp. of North America
   6.58%, 06/15/04                 $ 15,000,000   $  14,996,866
Associates Manufactured Housing
   Certificates
   6.85%, 07/15/30                    4,267,481       4,267,481
AT&T Corp.
   6.82%, 07/13/01                   15,000,000      15,000,000
Bank of America NA
   6.65%, 04/27/01                    5,000,000       5,000,000
Bank One Corp.
   6.95%, 08/09/01                   10,000,000      10,011,189
Bayerische Landesbank
   6.57%, 02/28/01                    5,000,000       4,999,600
   6.61%, 09/19/01                    2,500,000       2,498,757
CIT Equipment Collateral
   6.68%, 03/20/01                   10,000,000      10,000,000
CIT Group Holdings Inc.
   6.60%, 02/14/01                    3,000,000       2,999,185
   6.97%, 07/09/01                    2,500,000       2,498,715
Comerica Bank
   6.85%, 05/16/01                    9,970,000       9,973,866
FBNA US Bank
   6.68%, 07/23/01                   10,000,000      10,000,000
First Union Corp.
   6.90%, 10/30/01                    8,000,000       8,006,988
First Union National Bank
   6.64%, 05/29/01                    5,000,000       5,000,000
Ford Motor Credit Co.
   6.97%, 07/16/01                   10,000,000      10,007,683
General Motors Acceptance Corp.
   6.95%, 08/06/01                    7,500,000       7,508,618
Lexington Parker Capital Corp.
   6.66%, 01/25/01                   10,000,000       9,999,929
Monet Trust  "A2"
   6.53%, 09/27/01                   15,000,000      15,000,000
SMM Trust 2000-E
   6.73%, 03/14/01                    5,000,000       5,000,000
Special Purpose Accounts
   Receivable Corp.
   6.65%, 01/05/01                    5,000,000       5,000,000
------------------------------------------------------------------
TOTAL VARIABLE & FLOATING RATE NOTES
------------------------------------------------------------------
(Cost: $157,768,877)                                157,768,877
------------------------------------------------------------------

                                         Face
Security                                Amount           Value
--------------------------------------------------------------------
REPURCHASE AGREEMENTS-5.81%
--------------------------------------------------------------------
Goldman Sachs Tri Party Repurchase
  Agreement, dated 12/29/00, due
  01/02/01, with a maturity value of
  $ 14,847,551 and an effective
  yield of 6.40%.                    $  14,837,000   $  14,837,000
Investors Bank & Trust Tri Party
  Repurchase Agreement, dated
  12/29/00, due 01/02/01, with a
  maturity value of $632 and an
  effective yield of 5.73%.                    632             632
Merrill Lynch Tri Party Repurchase
  Agreement, dated 12/29/00, due
  01/02/01, with a maturity value of
  $ 15,010,833 and an effective
  yield of 6.50%.                       15,000,000      15,000,000
------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(Cost: $29,837,632)                                     29,837,632
------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 99.57%
(Cost $511,100,812)                                    511,100,812
------------------------------------------------------------------

Other Assets, Less Liabilities -                         2,196,373
0.43%
------------------------------------------------------------------
NET ASSETS - 100.00%                              $    513,297,185
==================================================================
The accompanying notes are an integral part of these financial statements.

MONEY MARKET MASTER PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at amortized cost (Cost: $511,100,812) (Note 1)                                                      $      511,100,812

Receivables:
   Interest                                                                                                               2,331,967
                                                                                                                  -----------------
Total Assets                                                                                                            513,432,779
                                                                                                                   -----------------
LIABILITIES

Payables:
   Due to BGFA (Note 2)                                                                                                     135,594
                                                                                                                  -----------------
Total Liabilities                                                                                                           135,594
                                                                                                                  -----------------
NET ASSETS                                                                                                       $      513,297,185
                                                                                                                   ================
------------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Interest                                                                                                      $       27,010,567
                                                                                                                  -----------------
Total Investment Income                                                                                                  27,010,567
                                                                                                                  -----------------
EXPENSES (Note 2)
   Advisory fees                                                                                                            411,596
                                                                                                                  -----------------
Total expenses                                                                                                              411,596
                                                                                                                  -----------------
Net investment income                                                                                                    26,598,971
                                                                                                                  -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on sale of investments                                                                                      22
                                                                                                                  -----------------
Net gain on investments                                                                                                          22
                                                                                                                  -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $       26,598,993
                                                                                                                  =================
------------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  For the Year Ended   For the Period Ended    For the Period Ended
                                                                  December 31, 2000    December 31, 1999*      February 28, 1999**
                                                                 ------------------   --------------------     -------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:

   Net investment income                                           $      26,598,971        $      9,767,206      $      5,411,548
   Net realized gain                                                              22                   4,552                    --
                                                                   -----------------          --------------       ---------------
Net increase in net assets resulting from operations                      26,598,993               9,771,758             5,411,548
Interestholder transactions:
                                                                   -----------------          --------------       ---------------
   Contributions                                                       1,633,105,244             343,767,992           257,234,773
   Withdrawals                                                        (1,391,880,314)           (370,712,809)                   --
                                                                   -----------------          --------------       ---------------
Net increase (decrease) in net assets resulting from
interestholder transactions                                              241,224,930             (26,944,817)          257,234,773
                                                                   -----------------          --------------       ---------------
Increase (decrease) in net assets                                        267,823,923             (17,173,059)          262,646,321

NET ASSETS:
Beginning of period                                                      245,473,262              262,646,321                   --
                                                                   -----------------           --------------       --------------
End of period                                                      $     513,297,185         $    245,473,262     $    262,646,321
                                                                   =================           ==============        =============
----------------------------------------------------------------------------------------------------------------------------------

 * For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
 ** For the period from September 1, 1998 (commencement of operations) to February 28, 1999.

The accompanying notes are an integral part of these financial statements.

MONEY MARKET MASTER PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

 1. SIGNIFICANT ACCOUNTING POLICIES

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate to the Money Market Master Portfolio (the "Master Portfolio ").

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION

     The Master Portfolio uses the amortized cost method of valuation to determine the value of its portfolio securities in accordance with Rule 2a-7 under the 1940 Act. The amortized cost method, which involves valuing a security at its cost and accreting or amortizing any discount or premium, respectively, over the period until maturity, approximates market value.

     SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on the date securities are purchased or sold (trade date). Interest income is accrued on a daily basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. The Master Portfolio amortizes premium and accretes discount on a straight-line basis to maturity.

     FEDERAL INCOME TAXES

     MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

     REPURCHASE AGREEMENTS

     Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Master Portfolio's Schedule of Investments. The advisor to the Master Portfolio may pool the Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. The Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than the repurchase price.

MONEY MARKET MASTER PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

     The repurchase agreements entered into on December 29, 2000 by the Master Portfolio were fully collateralized by U.S. Government obligations as follows:

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      U.S. Government Obligations
                                                                  -----------------------------------------------------------------
                                                                                                                   Aggregate Market
Repurchase Agreement                                               Interest Rate(s)       Maturity Date(s)                    Value
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Tri Party                                            5.50 - 9.50%          10/01/01 - 12/01/30       $     15,133,740
Investors Bank & Trust Tri Party                                      6.38                     08/15/02                      10,406
Merrill Lynch Tri Party                                            5.50 - 8.550          1/01/04 - 08/01/38              15,302,831
-----------------------------------------------------------------------------------------------------------------------------------

 2.    AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC. BGFA is entitled to receive 0.10% of the average daily net assets of the Master Portfolio, as compensation for advisory services.

     Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

     Stephens Inc. ( "Stephens "), is the sponsor and placement agent for the Master Portfolio.

     MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 2000, these officers of Stephens collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

 3.    INVESTMENT PORTFOLIO TRANSACTIONS

     As of December 31, 2000, the Master Portfolio's cost for income tax purposes was the same as for financial statement purposes.

 4.    FINANCIAL HIGHLIGHTS

     The ratios of expenses to average net assets, net investment income to average net assets and total returns for the Master Portfolio were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                         For the                 For the                  For the
                                                                      Year Ended            Period Ended             Period Ended
                                                                     December 31,           December 31,             February 28,
                                                                             2000                  1999*                  1999++
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets+                                     0.10%                 0.10%                    0.10%
Ratio of net investment income to average net assets+                        6.43%                 5.23%                    5.17%
Total return                                                                 6.52%                 4.44%**                  2.61%**
------------------------------------------------------------------------------------------------------------------------------------

  * For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
 ** Not annualized.
  + Annualized for periods of less than one year.
 ++ For the period from September 1, 1998 (commencement of operations) to February 28, 1999.

 5. CHANGE IN ACCOUNTING POLICY

     In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Master Portfolio's financial statements. These changes are not expected to have any material impact on the net assets of the Master Portfolio.

INDEPENDENT AUDITORS' REPORT

To the Interestholders and Board of Trustees of Master Investment Portfolio:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Money Market Master Portfolio, a portfolio of Master Investment Portfolio (the Portfolio), as of December 31, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended, the ten-month period ended December 31, 1999 and for the period from September 1, 1999 (commencement of operations) to February 28, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Master Portfolio as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

San Francisco, California
February 9, 2001

16